Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 24, 1994 (except Note 16 which is as of February 7, 1994), appearing on Page 21 of the Corning Incorporated 1993 Annual Report on Form 10-K for the year ended January 2, 1994. We also consent to the incorporation by reference of our report dated January 20, 1994 on the financial statements of Dow Corning Corporation, which appears on Page 56 of the Corning Incorporated Annual Report on Form 10-K for the year ended January 2, 1994. We also consent to the reference to us under the heading "Experts" in the Prospectus.



PRICE WATERHOUSE LLP



Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
December 13, 1994


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                                                                  Exhibit 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 11, 1993 (except with respect to Note N, as to which the date is July 3, 1993) on the consolidated financial statements of Damon Corporation and Subsidiaries as of December 30, 1992 and 1991 and for each of the three years ended December 31, 1992 which are included in Corning's Form 8-K filed on August 4, 1993 which is incorporated into this Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



ARTHUR ANDERSEN LLP



Arthur Andersen LLP
Boston, Massachusetts
December 12, 1994

                                                                  Exhibit 23.1



                   CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS



As certified public accountants, we hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated November 10, 1994 on the financial statements of Moran Research Labs as of and for the year ended December 31, 1993 which are included in Corning's Form 8-KA filed on December 12, 1994 which is incorporated into this Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



LEVERONE & COMPANY
Billerica, Massachusetts
December 12, 1994